UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2022

WORKHORSE GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37673	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Commerce Drive, Loveland, Ohio 45140

(Address of principal executive offices) (zip code)

(513) 360-4704

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	WKHS	The Nasdaq Capital Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 3, 2022, Workhorse Group Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting). As of March 7, 2022, the record date for holders of shares of common stock (the “Shares”) entitled to vote at the Annual Meeting, there were 157,819,034 Shares outstanding and entitled to vote at the Annual Meeting. Of the Shares entitled to vote, 79,680,251, or approximately 50.48% of the Shares, were present or represented by proxy at the Annual Meeting, constituting a quorum under the Company’s Articles of Incorporation. There were two matters presented and voted on at the Annual Meeting. Set forth below is a brief description of each matter voted on at the Annual Meeting and the final voting results with respect to each such matter.

Proposal 1 - Election of ten nominees to serve on the Board of Directors for a one-year term and until their respective successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes

Raymond J. Chess	27,100,558	3,554,751	49,024,942
Richard Dauch	28,672,118	1,983,191	49,024,942
H. Benjamin Samuels	23,150,261,	7,505,048	49,024,942
Gerald B. Budde	22,021,954	8,633,355	49,024,942
Harry DeMott	24,036,215	6,619,094	49,024,942
Michael Clark	24,029,352	6,625,957	49,024,942
Jacqueline A. Dedo	23,029,247	7,626,062	49,024,942
Pamela S. Mader	24,305,668	6,349,641	49,024,942
William Quigley	28,392,216	2,263,093	49,024,942
Austin Scott Miller	28,529,782	2,125,527	49,024,942

The shareholders elected all ten of the nominees as directors.

Proposal 2 - Ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2022.

	For	Against	Abstain
Votes Cast	76,880,239	2,097,275	702,737

The shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2022.

Item 8.01. Other Events.

On May 3, 2022, the Company issued a press release about the meeting results and a press release about the election of Austin Scott Miller as a member of the board of directors. The press releases are furnished as Exhibit 99.1 and Exhibit 99.2 and incorporated by reference herein.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements that involve a number of risks and uncertainties. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Company’s reports filed with the Securities and Exchange Commission.

Item 9.01. Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 3, 2022
99.2	Press Release, dated May 3, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: May 5, 2022	By:	/s/ James D. Harrington
	Name:	James D. Harrington
	Title:	General Counsel, Secretary and Chief Administration Officer

2